Exhibit 10.21
SECURITY AGREEMENT
THIS SECURITY AGREEMENT (this “Agreement”), dated as of September 13, 2011, among the Persons listed on the signature pages hereof as “Grantors” and those additional entities that hereafter become parties hereto by executing the form of Joinder attached hereto as Annex 1 (each, a “Grantor” and collectively, the “Grantors”), and WELLS FARGO BANK, N.A., a national banking association (“WFB”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among THE DIXIE GROUP, INC., a Tennessee corporation (“Dixie”), CANDLEWICK YARNS, LLC, an Alabama limited liability company (“Candlewick”), FABRICA INTERNATIONAL, INC., a California corporation (“Fabrica”), MASLAND CARPETS, LLC, a Georgia limited liability company (“Masland”; together with Dixie, Candlewick and Fabrica, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders party thereto from time to time (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Lender Group has agreed to make certain financial accommodations available to the Borrowers from time to time pursuant to the terms and conditions thereof; and
WHEREAS, Agent has agreed to act as agent for the benefit of the Lender Group and the Bank Product Providers in connection with the transactions contemplated by the Credit Agreement and this Agreement; and
WHEREAS, in order to induce the Lender Group to enter into the Credit Agreement and the other Loan Documents, to induce the Bank Product Providers to enter into the Bank Product Agreements, and to induce the Lender Group and the Bank Product Providers to make financial accommodations to the Borrowers as provided for in the Credit Agreement, the other Loan Documents and the Bank Product Agreements, Grantors have agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations.
NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement (including Schedule 1.1 thereto). Any terms (whether capitalized or lower case) used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Credit Agreement; provided, however, that to the extent that the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:
(a)“Account” means an account (as that term is defined in Article 9 of the Code).

(b)“Account Debtor” means an account debtor (as that term is defined in the Code).
(c)“Agent” has the meaning specified therefor in the preamble to this Agreement.
(d)“Agent’s Lien” has the meaning specified therefor in the Credit Agreement.
(e)“Agreement” has the meaning specified therefor in the preamble to this Agreement.
(f)“Bank Product Obligations” has the meaning specified therefor in the Credit Agreement.
(g)“Bank Product Provider” has the meaning specified therefor in the Credit Agreement.
(h)“Books” means books and records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information).
(i)“Borrower” and “Borrowers” have the respective meanings specified therefor in the recitals to this Agreement.
(j)“Cash Equivalents” has the meaning specified therefor in the Credit Agreement.
(k)“Chattel Paper” means chattel paper (as that term is defined in the Code), and includes tangible chattel paper and electronic chattel paper.
(l)“Code” means the Georgia Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Georgia, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.
(m)“Collateral” has the meaning specified therefor in Section 2.
(n)“Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 1.
(o)“Copyrights” means any and all rights in any works of authorship, including (i) copyrights and moral rights, (ii) copyright registrations and recordings thereof and all applications in connection therewith, (iii) income, license fees, royalties, damages, and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (iv) the right to sue for past, present, and future infringements thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.
(p)“Credit Agreement” has the meaning specified therefor in the recitals to this Agreement.
(q)“Deposit Account” means a deposit account (as that term is defined in the Code).
(r)“Equipment” means equipment (as that term is defined in the Code).

(s)“Event of Default” has the meaning specified therefor in the Credit Agreement.
(t)“Excluded Collateral” means the assets of Grantors listed on Schedule 10.
(u)“Fixtures” means fixtures (as that term is defined in the Code).
(v)“General Intangibles” means general intangibles (as that term is defined in the Code), and includes payment intangibles, contract rights, rights to payment, rights under Hedge Agreements (including the right to receive payment on account of the termination (voluntarily or involuntarily) of any such Hedge Agreements), rights arising under common law, statutes, or regulations, choses or things in action, goodwill, Intellectual Property, Intellectual Property Licenses, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.
(w)“Grantor” and “Grantors” have the respective meanings specified therefor in the preamble to this Agreement.
(x)“Guaranty” has the meaning specified therefor in the Credit Agreement.
(y)“Insolvency Proceeding” has the meaning specified therefor in the Credit Agreement.
(z)“Intellectual Property” means any and all Patents, Copyrights, Trademarks, trade secrets, know-how, inventions (whether or not patentable), algorithms, software programs (including source code and object code), processes, product designs, industrial designs, blueprints, drawings, data, customer lists, URLs and domain names, specifications, documentations, reports, catalogs, literature, and any other forms of technology or proprietary information of any kind, including all rights therein and all applications for registration or registrations thereof.
(aa)“Intellectual Property Licenses” means, with respect to any Person (the “Specified Party”), (i) any licenses or other similar rights provided to the Specified Party in or with respect to Intellectual Property owned or controlled by any other Person, and (ii) any licenses or other similar rights provided to any other Person in or with respect to Intellectual Property owned or controlled by the Specified Party, in each case, including (A) any software license agreements (other than license agreements for commercially available off-the-shelf software that is generally available to the public which have been licensed to a Grantor pursuant to end-user licenses), and (B) the right to use any of the licenses or other similar rights described in this definition in connection with the enforcement of the Lender Group’s rights under the Loan Documents.
(ab)“Inventory” means inventory (as that term is defined in the Code).
(ac)“Investment Related Property” means (i) any and all investment property (as that term is defined in the Code), and (ii) any and all of the following (regardless of whether classified as investment property under the Code): all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.
(ad)“Joinder” means each Joinder to this Agreement executed and delivered by Agent and each of the other parties listed on the signature pages thereto, in substantially the form of Annex 1.

(ae)“Lender Group” has the meaning specified therefor in the Credit Agreement.
(af)“Lender” and “Lenders” have the respective meanings specified therefor in the recitals to this Agreement.
(ag)“Loan Document” has the meaning specified therefor in the Credit Agreement.
(ah)“Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts and documents (as each such term is defined in the Code).
(ai)“Obligations” has the meaning specified therefor in the Credit Agreement.
(aj)“Patents” means patents and patent applications, including (i) all existing patents and patent applications, (ii) all continuations, divisionals, continuations-in-part, re-examinations, reissues, and renewals thereof and improvements thereon, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (iv) the right to sue for past, present, and future infringements thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.
(ak)“Permitted Liens” has the meaning specified therefor in the Credit Agreement.
(al)“Person” has the meaning specified therefor in the Credit Agreement.
(am)“Pledged Companies” means each Person listed on Schedule 6 as a “Pledged Company”, together with each other Person, all or a portion of whose Stock is acquired or otherwise owned by a Grantor after the Closing Date.
(an)“Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Stock now owned or hereafter acquired by such Grantor, regardless of class or designation, including in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Stock, the right to receive any certificates representing any of the Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.
(ao)“Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.
(ap)“Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.
(aq)“Proceeds” has the meaning specified therefor in Section 2.
(ar)“PTO” means the United States Patent and Trademark Office.
(as)“Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor or any Subsidiary of any Grantor and the improvements thereto, other than the Excluded Collateral.
(at)“Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.
(au)“Secured Obligations” means each and all of the following: (i) all of the present and future obligations of each of the Grantors arising from, or owing under or pursuant to, this Agreement, the Credit Agreement, or any of the other Loan Documents (including any Guaranty), (ii) all Bank Product Obligations, and (iii) all other Obligations of the Borrowers (including, in the case of each of clauses (i), (ii) and (iii), reasonable attorneys fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding).
(av)“Securities Account” means a securities account (as that term is defined in the Code).
(aw)“Security Interest” has the meaning specified therefor in Section 2.
(ax)“Stock” has the meaning specified therefor in the Credit Agreement.
(ay)“Supporting Obligations” means supporting obligations (as such term is defined in the Code), and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments or Investment Related Property.
(az)“Trademarks” means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (i) all existing trade names, registered trademarks, trademark applications, registered service marks and service mark applications, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (vi) all of each Grantor’s rights corresponding thereto throughout the world.
(ba)“URL” means “uniform resource locator,” an internet web address.
2.Grant of Security. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations, a continuing security interest (hereinafter referred to as the “Security Interest”) in all of such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):
(a)all of such Grantor’s Accounts;
(b)all of such Grantor’s Books;
(c)all of such Grantor’s Chattel Paper;
(d)all of such Grantor’s Deposit Accounts;
(e)all of such Grantor’s Equipment and Fixtures;

(f)all of such Grantor’s General Intangibles;
(g)all of such Grantor’s Inventory;
(h)all of such Grantor’s Investment Related Property;
(i)all of such Grantor’s Negotiable Collateral;
(j)all of such Grantor’s Supporting Obligations;
(k)all of such Grantor’s Commercial Tort Claims;
(l)all of such Grantor’s money, Cash Equivalents, or other assets of such Grantor that now or hereafter come into the possession, custody, or control of Agent (or its agent or designee) or any other member of the Lender Group; and
(m)all of the proceeds (as such term is defined in the Code) and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, Fixtures, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Agent from time to time with respect to any of the Investment Related Property.
Notwithstanding anything contained in this Agreement to the contrary, the term “Collateral” shall not include: (i) voting Stock of any CFC, solely to the extent that (A) such Stock represents more than 65% of the outstanding voting Stock of such CFC, and (B) pledging or hypothecating more than 65% of the total outstanding voting Stock of such CFC would result in material adverse tax consequences; or (ii) any rights or interest in any contract, lease, permit, license, or license agreement covering real or personal property of any Grantor if under the terms of such contract, lease, permit, license, or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein is prohibited as a matter of law or under the terms of such contract, lease, permit, license, or license agreement and such prohibition or restriction has not been waived or the consent of the other party to such contract, lease, permit, license, or license agreement has not been obtained (provided, that, (A) the foregoing exclusions of this clause (ii) shall in no way be construed (1) to apply to the extent that any described prohibition or restriction is unenforceable under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law, or (2) to apply to the extent that any consent or waiver has been obtained that would permit Agent’s security interest or lien notwithstanding the prohibition or restriction on the pledge of such contract, lease, permit, license, or license agreement and (B) the foregoing exclusions of clauses (i) and (ii) shall in no way be construed to limit, impair, or otherwise affect any of Agent’s, any other member of the Lender Group’s or any Bank Product Provider’s continuing security interests in and liens upon any rights or interests of any Grantor in or to (1) monies due or to become due under or in connection with any described contract, lease, permit, license, license agreement, or Stock (including any Accounts or Stock), or (2) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, license agreement, or Stock); (iii) the Excluded Collateral; or (iv) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law, provided that upon submission and acceptance by the PTO of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral.
3.Security for Secured Obligations. The Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, the Bank Product Providers or any of them, but for the fact that they are unenforceable or not allowable (in whole or in part) as a claim in an Insolvency Proceeding involving any Grantor due to the existence of such Insolvency Proceeding.
4.Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent or any other member of the Lender Group of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the members of the Lender Group shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the members of the Lender Group be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement, or any other Loan Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Credit Agreement and the other Loan Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, dividend, and distribution rights, shall remain in the applicable Grantor until (i) the occurrence and continuance of an Event of Default and (ii) Agent has notified the applicable Grantor of Agent’s election to exercise such rights with respect to the Pledged Interests pursuant to Section 15.
5.Representations and Warranties. Each Grantor hereby represents and warrants to Agent, for the benefit of the Lender Group and the Bank Product Providers, which representations and warranties shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Closing Date, and such representations and warranties shall survive the execution and delivery of this Agreement:
(a)The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement or a written notice provided to Agent pursuant to Section 6.5 of the Credit Agreement.
(b)Schedule 7 sets forth all Real Property owned by any of the Grantors as of the Closing Date.
(c)This Agreement creates a valid security interest in the Collateral of each Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured

Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 8. Upon the making of such filings, Agent shall have a second priority perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement, subject only to Permitted Liens which are expressly permitted by the terms of the Credit Agreement to have priority over the Agent’s Liens. All action by any Grantor necessary to protect and perfect such security interest on each item of Collateral has been duly taken.
(d)(i) Except for the Security Interest created hereby, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 6 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Closing Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Stock of the Pledged Companies of such Grantor; (iii) such Grantor has the right and requisite authority to pledge the Investment Related Property pledged by such Grantor to Agent as provided herein; (iv) all actions necessary or desirable to perfect and establish the second priority of, or otherwise protect, Agent’s Liens in the Investment Related Property, and the proceeds thereof, have been duly taken, upon (A) the execution and delivery of this Agreement; (B) the taking of possession by Agent (or its agent or designee) of any certificates representing the Pledged Interests, together with undated powers (or other documents of transfer acceptable to Agent) endorsed in blank by the applicable Grantor; and (C) the filing of financing statements in the applicable jurisdiction set forth on Schedule 8 for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates; and (v) each Grantor has delivered to and deposited with Agent all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers (or other documents of transfer acceptable to Agent) endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.
(e)No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally. No Intellectual Property License of any Grantor that is necessary to the conduct of such Grantor’s business requires any consent of any other Person in order for such Grantor to grant the security interest granted hereunder in such Grantor’s right, title or interest in or to such Intellectual Property License.
(f)As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents and warrants that the Pledged Interests issued pursuant to such agreement (i) are not dealt in or traded on securities exchanges or in securities markets, (ii) do not constitute investment company securities, and (iii) are not held by such Grantor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.
6.Covenants. Each Grantor, jointly and severally, covenants and agrees with Agent that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22:
(a)Real Property; Fixtures. Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property it will promptly (and in any event within two (2) Business Days of acquisition) notify Agent of the acquisition of such Real Property and will grant to Agent, for the benefit of the Lender Group and the Bank Product Providers, a second priority Mortgage on each fee interest in Real Property now or hereafter owned by such Grantor and shall deliver such other documentation and opinions, in form and substance satisfactory to Agent, in connection with the grant of such Mortgage as Agent shall request in its Permitted Discretion, including title insurance policies, financing statements, fixture filings and environmental audits and such Grantor shall pay all recording costs, intangible taxes and other fees and costs (including reasonable attorneys fees and expenses) incurred in connection therewith. Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property; and
(b)Transfers and Other Liens. Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by the Credit Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any Grantor, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Agent’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Loan Documents.
7.Relation to Other Security Documents. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control.
8.Further Assurances.
(a)Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that Agent may reasonably request, in order to perfect and protect the Security Interest granted hereby, to create, perfect or protect the Security Interest purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.
(b)Each Grantor authorizes the filing by Agent of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Agent such other instruments or notices, as Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.
(c)Each Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction.
(d)Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.
9.Agent’s Right to Perform Contracts, Exercise Rights, etc. Upon the occurrence and during the continuance of an Event of Default, Agent (or its designee) (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right to use any Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of Agent’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Stock that is pledged hereunder be registered in the name of Agent or any of its nominees.
10.Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:
(a)to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;
(b)to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Agent;
(c)to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;
(d)to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Agent with respect to any of the Collateral;
(e)to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;
(f)to use any Intellectual Property or Intellectual Property Licenses of such Grantor, including but not limited to any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, or advertising matter, in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and
(g)Agent, on behalf of the Lender Group or the Bank Product Providers, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Intellectual Property and Intellectual Property Licenses and, if Agent shall commence any such suit, the appropriate Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Agent in aid of such enforcement.
To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.
11.Agent May Perform. If any Grantor fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.
12.Agent’s Duties. The powers conferred on Agent hereunder are solely to protect Agent’s interest in the Collateral, for the benefit of the Lender Group and the Bank Product Providers, and shall not impose any duty upon Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property.
13.Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuance of an Event of Default, Agent or Agent’s designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral of such Grantor have been assigned to Agent, for the benefit of the Lender Group and the Bank Product Providers, or that Agent has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral of any Grantor directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Loan Documents.
14.Disposition of Pledged Interests by Agent. None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Agent has handled the disposition in a commercially reasonable manner.
15.Voting and Other Rights in Respect of Pledged Interests.
(a)Upon the occurrence and during the continuation of an Event of Default, (i) Agent may, at its option, and with two (2) Business Days prior notice to any Grantor, and in addition to all rights and remedies available to Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, or any other ownership or consensual rights (including any dividend or distribution rights) in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Agent duly exercises its right to vote any of such Pledged

Interests, each Grantor hereby appoints Agent, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable.
(b)For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Agent, the other members of the Lender Group, or the Bank Product Providers, or the value of the Pledged Interests.
16.Remedies. Upon the occurrence and during the continuance of an Event of Default:
(a)Agent may, and, at the instruction of the Required Lenders, shall exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to the applicable Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the internet shall constitute a “place” for purposes of Section 9-610(b) of the Code. Each Grantor agrees that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and a Grantor is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the Code.
(b)Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s Intellectual Property, including but not limited to, any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, and advertising matter, whether owned by any Grantor or with respect to which any Grantor has rights under license, sublicense, or other agreements (including any Intellectual Property License), as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Agent.
(c)Agent may, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to any Grantor’s Deposit Accounts in which Agent’s Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the applicable Grantor to pay the balance of such Deposit Account to or for the benefit of Agent, and (ii) with respect to any Grantor’s Securities Accounts in which Agent’s Liens are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the applicable Grantor to (A) transfer any cash in such Securities Account to or for the benefit of Agent, or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of Agent.
(d)Any cash held by Agent as Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Credit Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.
(e)Each Grantor hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Agent shall have the right to an immediate writ of possession without notice of a hearing. Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by Agent.
17.Remedies Cumulative. Each right, power, and remedy of Agent, any other member of the Lender Group, or any Bank Product Provider as provided for in this Agreement, the other Loan Documents or any Bank Product Agreement now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement, the other Loan Documents and the Bank Product Agreements or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent, any other member of the Lender Group, or any Bank Product Provider, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent, such other member of the Lender Group or such Bank Product Provider of any or all such other rights, powers, or remedies.
18.Marshaling. Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.
19.Indemnity and Expenses.
(a)Each Grantor agrees to indemnify Agent and the other members of the Lender Group from and against all claims, lawsuits and liabilities (including reasonable attorneys fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or any other Loan Document to which such Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Credit Agreement and the repayment of the Secured Obligations.
(b)Grantors, jointly and severally, shall, upon demand, pay to Agent (or Agent, may charge to the Loan Account) all the Lender Group Expenses which Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Loan Documents, (iii) the exercise or enforcement of any of the rights of Agent hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.
20.Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent and each Grantor to which such amendment applies.
21.Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent at its address specified in the Credit Agreement, and to any of the Grantors at their respective addresses specified in the Credit Agreement or Guaranty, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.
22.Continuing Security Interest: Assignments under Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Obligations have been paid in full in accordance with the provisions of the Credit Agreement, (b) be binding upon each Grantor, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Agent, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise. Upon payment in full of the Secured Obligations in accordance with the provisions of the Credit Agreement, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. At such time, Agent will authorize the filing of appropriate termination statements to terminate such Security Interests and will execute appropriate documents of release and reconveyance at Grantors’ expense. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Grantor to Agent nor any loans made by any Lender to the Borrowers, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Agent, nor any other act of the Lender Group or the Bank Product Providers, or any of them, shall release any Grantor from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Credit Agreement. Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion.
23.Governing Law.
(a)THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.
(b)THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS, LOCATED IN THE COUNTY OF FULTON, STATE OF GEORGIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 23(b).
(c)TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
24.New Subsidiaries. Pursuant to Section 5.11 of the Credit Agreement, certain Subsidiaries (whether by acquisition or creation) of any Grantor are required to enter into this Agreement by executing and delivering in favor of Agent a Joinder to this Agreement in substantially the form of Annex 1. Upon the execution and delivery of Annex 1 by any such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.
25.Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Agent” shall be a reference to Agent, for the benefit of each member of the Lender Group and each of the Bank Product Providers.
26.Miscellaneous.

(a)This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.
(b)Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.
(c)Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.
(d)Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any member of the Lender Group or any Grantor, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.
(e)The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.
(f)Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash or immediately available funds (or, in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization) of all of the Secured Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Secured Obligations) under Hedge Agreements provided by Hedge Providers) other than (i) unasserted contingent indemnification Secured Obligations, (ii) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (iii) any Hedge Obligations that, at such time, are allowed by the applicable Hedge Provider to remain outstanding without being required to be repaid. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.
(g)All of the annexes, schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.
[Signature pages to follow.]

IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

GRANTORS:	THE DIXIE GROUP, INC., a Tennessee corporation By: /s/ Jon A. Faulkner Name: Jon A. Faulkner Title: VP / CFO
CANDLEWICK YARNS, LLC. an Alabama limited liability company By: /s/ Jon A. Faulkner Name: Jon A. Faulkner Title: President
FABRICA INTERNATIONAL, INC., a California corporation By: /s/ Jon A. Faulkner Name: Jon A. Faulkner Title: President
MASLAND CARPETS, LLC, a Georgia limited liability company By: /s/ Jon A. Faulkner Name: Jon A. Faulkner Title: President
C-KNIT APPAREL, INC., a Tennessee corporation By: /s/ Jon A. Faulkner Name: Jon A. Faulkner Title: President

AGENT:	WELLS FARGO BANK, N.A., a national banking association By: /s/ Bryan Hulker Name: Bryan Hulker Title: SVP

SCHEDULE 1

COMMERCIAL TORT CLAIMS

- Redacted -

SCHEDULE 2

COPYRIGHTS

- Redacted -

SCHEDULE 3

INTELLECTUAL PROPERTY LICENSES

- Redacted -

SCHEDULE 4

PATENTS

- Redacted -

SCHEDULE 5

TRADEMARKS

- Redacted -

SCHEDULE 6

PLEDGED COMPANIES

- Redacted -

SCHEDULE 6(k)

CONTROLLED ACCOUNT BANKS

- Redacted -

SCHEDULE 7

OWNED REAL PROPERTY

- Redacted -

SCHEDULE 8

LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

- Redacted -

SCHEDULE 9

MOTOR VEHICLES

- Redacted -

SCHEDULE 10

EXCLUDED COLLATERAL

All Equipment leased under any Capital Lease or operating lease, or financed with Purchase Money Indebtedness, but in each case only to the extent that (a) such Capital Lease, operating lease or Purchase Money Debt, and any Lien on such Equipment, is permitted under the terms of the Credit Agreement, and (b) the terms of any lease, loan agreement, security agreement or other agreement applicable thereto prohibits or restricts the grant of a security interest or lien therein to Agent and such prohibition or restriction has not been waived or the consent of the other party to such lease, loan agreement, security agreement or other agreement has not been obtained; provided, that, the exclusion of any such Equipment from the Collateral shall no longer apply at such time as the prohibition or restriction set forth in such lease, loan agreement, security agreement or other agreement is no longer effective for any reason (including as a result of the payment in full of all obligations of the applicable Grantor thereunder).
The North Carolina Real Property.

ANNEX 1 TO SECURITY AGREEMENT
FORM OF JOINDER
THIS JOINDER NO. ___ (this “Joinder”), dated as of _________ ___, 20___, to the Security Agreement, dated as of September [13], 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each, individually, a “Grantor”) and WELLS FARGO BANK, N.A., a national banking association (“WFB”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Credit Agreement dated as of September [13], 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among THE DIXIE GROUP, INC., a Tennessee corporation (“Dixie”), CANDLEWICK YARNS, LLC, an Alabama limited liability company (“Candlewick”), FABRICA INTERNATIONAL, INC., a California corporation (“Fabrica”), MASLAND CARPETS, LLC, a Georgia limited liability company (“Masland”; together with Dixie, Candlewick and Fabrica, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders party thereto from time to time (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Lender Group has agreed to make certain financial accommodations available to the Borrowers from time to time pursuant to the terms and conditions thereof; and
WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or, if not defined therein, in the Credit Agreement; and
WHEREAS, Grantors have entered into the Security Agreement in order to induce the Lender Group to make certain financial accommodations to the Borrowers; and
WHEREAS, pursuant to Section 5.11 of the Credit Agreement and Section 24 of the Security Agreement, certain Subsidiaries of the Loan Parties, must execute and deliver certain Loan Documents, including the Security Agreement, and the joinder to the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Joinder in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers; and
WHEREAS, each New Grantor (a) is [an Affiliate] [a Subsidiary] of a Borrower and, as such, will benefit by virtue of the financial accommodations extended to Borrower by the Lender Group or the Bank Product Providers and (b) by becoming a Loan Party will benefit from certain rights granted to the Loan Parties pursuant to the terms of the Loan Documents and the Bank Product Agreements;
NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:
27.In accordance with Section 24 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, each New Grantor does hereby unconditionally grant, assign, and pledge to Agent, for the benefit of the Lender Group and the Bank Product Providers, to secure the Secured Obligations, a continuing security interest in and to all of such New Grantor’s right, title and interest in and to the Collateral. Schedule 1, “Commercial Tort Claims”, Schedule 6, “Pledged Companies”, Schedule 7, “Owned Real Property”, and Schedule 8, “List of Uniform Commercial Code Filing Jurisdictions” attached hereto supplement Schedule 1, Schedule 6, Schedule 7, and Schedule 8, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference. Each New Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction in connection with the Loan Documents.
28.Each New Grantor represents and warrants to Agent, the Lender Group and the Bank Product Providers that this Joinder has been duly executed and delivered by such New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
29.This Joinder is a Loan Document. This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.
30.The Security Agreement, as supplemented hereby, shall remain in full force and effect.
31.THE VALIDITY OF THIS JOINDER, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.
32.THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS JOINDER SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN

THE COUNTY OF FULTON, STATE OF GEORGIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. AGENT AND EACH NEW GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 6.
33.TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH NEW GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS JOINDER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. AGENT AND EACH NEW GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS JOINDER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
[Signature page to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Security Agreement to be executed and delivered as of the date first above written.

NEW GRANTORS:                [Name of New Grantor]

By:
Name:
Title:

[Name of New Grantor]

By:
Name:
Title:

AGENT:	WELLS FARGO BANK, N.A., a national banking association

By:
Name:
Title